UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                              May 12, 2010
                           -----------------

                       Reshoot Production Company
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53049                        26-1665960
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             315 East New Market Road, Immokalee, FL  34142
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (239) 657-4421
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                   2749 Kingclaven, Henderson, NV  89044
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On May 12, 2010, Reshoot Production Company (the "Registrant" or the "Company") entered into a three-year Sales Agreement with Six L's Packing Company, Inc. a Florida corporation and Custom - Pak, Inc. a Florida corporation. Six L's and Custom-Pak are wholly owned operating subsidiaries of LFC Enterprises, Inc., a Florida corporation. This material agreement concerns the purchase, storage, distribution, and sale of produce grown by Reshoot Production Company. (See Exhibit 10.2)


Item 3.02  Unregistered Sales of Equity Securities

On May 12, 2010, Reshoot Production Company agreed to issue 22,250,000 shares of its unregistered common shares to Mike Broll, Ross Hatanaka and Marc Schechtman in exchange for $90,000. The funds have already been received into an attorney's client trust account. Additionally, the Company agreed to issue 500,000 unregistered common shares to Six L's Packing Company, Inc., a Florida corporation and Custom-Pak, Inc., a Florida corporation, as consideration for a 3-year Sales Agreement for the purchase, storage, distribution, and sale of produce grown by Reshoot Production. Therefore, the Company will issue a total of 22,750,000 of unregistered restricted stock.

The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. The shares of common stock issued will contain a legends restricting transferability absent registration or applicable exemption.


Item 5.01.  Changes in Control of Registrant

Concurrently with the purchase and issuance of these shares, Mr. Ed DeStefano, the founder of the Company, resigned as an officer and director of the Registrant.

Prior to his resignation, the board added Mike Broll, Ross Hatanaka and Marc Schechtman as directors of the Registrant. The board appointed Mike Broll as Chairman and CEO; Ross Hatanaka as VP Operations; and Marc Schechtman as VP and Director of Planning.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:


Name                      Age                 Position
-------------             ---                 ------------------------------
Mike Broll                62                  Chairman & CEO
Ross Hatanaka             54                  VP Operations & Director
Marc Schechtman           58                  VP & Director of Planning
----------------------------------------------------------------------------

Biography of Mike Broll Chairman & CEO
--------------------------------------

June of 2009 to Present - Private consulting and independent Board member for two companies; Futuristic Foods 2005 - 2008 (sold to PE firms); LFC Enterprises 2007 to Present.

July of 2004 thru June 2009 - President and CEO of Galaxy Nutritional Foods. A publicly traded food company specializing in dairy cheese alternatives, organic cheese and other specialty foods. The Company was sold to the largest shareholder and a PE firm in March of 2009 and I stayed under contract until the transition was complete.

Biography of Ross Hatanaka  VP Operations & Director
----------------------------------------------------

Mr. Hatanaka worked on his family farm, Hatanaka Bros, Inc. as Farm Manager. In 1986, he was hired to plant an asparagus farm in Guaymas, Sonora, Mexico and in 1990, he was hired by Meyer Tomatoes to be their Field Supervisor. He left this position in 2007 as their Manager of Field Operations - Mexico. In 2008, he started as a Company Representative and Product Development - Mexico for Semillas Latinoamericanas, SA, based out of Santiago, Chile.

Education: Mr. Hatanaka attended Linden High School in Linden, California and attended University of Fresno State and majored in Agronomy

Biography of Marc Schechtman VP Planning & Director
---------------------------------------------------

April 2005 to present -- Business Developer Consultant, Custom Pak, Inc. Division of LFC Enterprises 315 East New Market, Immokalee, FL

Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of the common stock of Reshoot Production Company on May 12, 2010 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate actual or beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after May 12, 2010 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Reshoot Production Company common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

                                          AMOUNT AND
                                          NATURE OF
TITLE OF    NAME OF BENEFICIAL            BENEFICIAL         PERCENT OF
CLASS       OWNER AND POSITION            OWNERSHIP          CLASS(1)
-----------------------------------------------------------------------------
Common      Mike Broll (2)                1,250,000             5.3%
            Chairman & CEO

Common      Ross Hatanaka (3)               500,000             2.1%
            VP Oper & Director

Common      Marc Schetcman (4)           20,500,000            87.2%
            VP -Director of Planning

Common      LFC-RPC Investment, LLC (5)     500,000             2.1%
-----------------------------------------------------------------------------
DIRECTORS AND OFFICERS AS A GROUP
                     (3 persons)         22,250,000            94.6%

(1)  Percent of Class based on 23,516,667 shares of common stock issued and outstanding.
(2)  Mike Broll, 4370 La Jolla Village Drive, Suite 400 San Diego CA 92122.
(3)  Ross Hatanaka, 4370 La Jolla Village Drive, Suite 400 San Diego CA 92122
(4)  Marc Schechtman, 4370 La Jolla Village Drive, Suite 400 San Diego CA
     92122
(5)  LFC-RPC Investment, LLC, 315 East New Market Road, Immokalee, FL  34142.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 12, 2010, the Registrant accepted the resignation of Mr. Ed DeStefano as Officer and Director. Pursuant to Nevada Corporate law,
NRS 78.335(5), the Board of Directors filled the Board vacancy with the nomination and acceptance of Mike Broll, Ross Hatanaka and Marc Schechtman, effective May 12, 2010. The new board members will hold office for the unexpired term of their predecessor(s) and/or until their successor(s) are elected and qualified. Further, the board appointed Mike Broll as Chairman and CEO; Ross Hatanaka as VP Operations and Marc Schechtman as VP and Director of Planning of the Registrant.


Item 8.01  - Other Events

The Corporation's mailing address and business address have been changed from 2749 Kingclaven, Henderson, NV 89044 to 315 East New Market Road, Immokalee, FL 34142, effective May 12, 2010.


Description of Business
-----------------------

The new management of the Company has moved the Company into a new focus area. This new focus area includes the production and distribution of organic cucumbers, tomatoes, and peppers.

Management will now organize investments for crop production for greenhouse farms that will deliver product to Six L's Packing Company, Inc. a Florida corporation and Custom - Pak, Inc. a Florida corporation, wholly owned operating subsidiaries of LFC Enterprises, Inc., a Florida corporation. The Company has entered into a three year Sales Agreement with Six L's Packing Company, Inc. and Custom - Pak, Inc. to distribute 100% of produce grown. LFC Enterprises is a family owned and a private company that has been in operation for approximately 80 years. Management plans to grow all of its produce in protected control environment (greenhouses) to avoid the weather related risks of open field production. The Company's mission is to organize capital and management to develop protected environment farms to meet the demand for fresh produce by LFC and their customers

LFC Enterprises has been operating farms and distributing produce for three generations. Recent freezing in Florida resulted in significant loss of crops for all growers in the region. The Company plans to develop farms that will deliver produce to Six L's Packing Company, Inc. and Custom - Pak, Inc. that will manage weather related risks with greenhouse technology.

Reshoot Productions will be utilizing greenhouse technology that manages weather related risks and has more than 10 years of commercial-scale operational history. Management believes that organic grown products are:
1) better for a person's health; 2) the products have improved taste and quality; and 3) are socially responsible.

Management will organize capital to finance protected environment farms (greenhouses) to grow certified organic produce that will be distributed by LFC Enterprises.

At this time, the Company owns no farms, the Company plans to contract with farms will grow produce with the goal of meeting USDA certified organic standards, with the goal of selling the produce for the same price as non-organic (conventional) comparables. A percentage of the produce grown may be transitional organic for several years while the soil is converted to meet USDA organic standards. Transitional organic produce is grown in a manner that meets USDA organic standards, on soil that is required to be farmed in an organic manner for at least three years prior to obtaining full organic certification.

The Organic Food Industry
-------------------------

According to the Organic Trade Association, organic food sales have grown at
an estimated 20% annual rate since 1990.   The Organic Trade Association
("OTA") is a membership-based business association that focuses on the organic business community in North America located in Greenfield, MA. A March 9, 2006 article published by "Reuters Food Summit" (an internet service of the Reuters Foundation), indicates that a key sign that organic foods are gaining mainstream acceptance is that Wal-Mart Stores, Inc., is now in the process of doubling its offering of organic foods in its stores.

According to OTA, the global market for organic food and drink reached $23 billion in 2002. Increasing demand in North America helped fuel the 10.1 percent increase, as North America overtook Europe as the largest market for organic food and drink. The OTA predicts continued growth for the global organic food industry, although at slower rates.


Industry Statistics and Projected Growth
----------------------------------------

Domestic sales of organic food and beverages have grown from $1 billion in 1990 to an estimated $20 billion in 2010, and are projected to reach nearly $23 billion in 2011. Organic food sales are anticipated to increase an average of 18 percent each year from 2007 to 2010. (Source: 2007 OTA Manufacturer Survey) This representing approximately 2.8 percent of overall food and beverage sales in 2006, this continues to be a fast growing sector, growing 20.9 percent in 2006. (Source: 2007 OTA Manufacturer Survey)

According to the National Restaurant Association's 2007 Restaurant Industry Forecast, chefs ranked organic food as third on a list of the top 20 items for 2007. Also, more than half of fine-dining operators who serve organic food anticipated these items would represent a larger portion of sales in 2010. In addition, casual-and family-dining operators expected organic items to represent a larger proportion of their sales in 2010. (Source: National Restaurant Association's 2007 Restaurant Industry Forecast).

The Organic and Natural Foods Consumer
--------------------------------------

Research released in 2008 by The Natural Marketing Institute ("NMI") reveals that consumers are increasingly incorporating organic into their lifestyles. Total household penetration across six product categories has risen from 57 percent in 2006 to 59 percent in 2007. The research also showed that the number of core users has increased from 16 percent in 2006 to 18 percent in 2007. (Source: http://www.nmisolutions.com/, 2008)

According to findings published by The Hartman Group in 2008, over two-thirds (69 percent) of U.S. adult consumers buy organic products at least occasionally. Furthermore, about 28 percent of organic consumers (about 19 percent of adults) are weekly organic users. Organic categories that continue to be of high interest to consumers are dairy, fruit and vegetables, prepared foods, meats, breads and juices, according to the report. (Source:
The Hartman Group, The Many Faces of Organic 2008, Summer 2008.)

Consumers choose to buy organic for a wide variety of reasons. Among the most commonly cited of these reasons are related to health and the environment. According to the "Hartman Report on Sustainability:
Understanding the Consumer Perspective," sustainability-minded customers:

o are twice as likely to think it is important that they buy environmentally friendly products

o are seven times as likely to perceive buying organically grown food whenever possible as important

o are twice as likely to think that purchases have an impact on society. (Source: Laurie Demeritt, "Consumer Understanding of Sustainability," in Organic Processing Magazine, May/June 2008.)

Primary reasons given for buying organic products by participants in The Hartman Group survey, Organic 2006: Consumer Attitudes & Behavior, Five Years Later & Into the Future:

o  To avoid products that rely on pesticides or other chemicals
o  To avoid products that rely on antibiotics or growth hormones
o  For nutritional needs
o  To support the environment
o  To avoid genetically modified products
o  Health reasons other than allergies
o  They taste better
o  To support sustainable agriculture.

(Source: The Hartman Group, Organic 2006: Consumer Attitudes & Behavior, Five Years Later & Into the Future.)

Research conducted by the Natural Marketing Institute ("NMI") found that the top three reasons prompting consumers to begin using organic products are:

o  These products are better for them and their families
o  They promote overall health, and
o  They enable consumers to avoid additives, pesticides, and toxins.

Additional NMI studies found that twenty-eight percent of "general population consumers" indicate that they would like to purchase organic foods at restaurants. This number jumps to 76 percent among consumers that are most dedicated to organic. (Source: Maryellen Molyneaux "Consumer Pathways and Barriers to Usage for Organic Products," in Organic Processing Magazine, Jan/Feb 2008.


Competition
-----------

As the Company develops its business plan to grow organic vegetables, it will face competition from many other businesses who sell similar products. The organic vegetable industry is intensely competitive with respect to price, location and food quality, and there are many well-established competitors with substantially greater financial and other resources than Reshoot Production Co. The organic consumer market for vegetables is often impacted by changes in the taste and eating habits of the public, economic and political conditions affecting spending habits, population and traffic patterns. The principal bases of competition in the industry are the quality and price of the food products offered.

There is no assurance that the Company will be able to compete successfully against present or future competitors or that competitive pressures faced by the Company will not have a material adverse effect on the Company.


                                 RISK FACTORS
                                 ------------


1.  RESHOOT PRODUCTION HAS A LIMITED OPERATING HISTORY

Reshoot Production has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as Reshoot Production faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of Reshoot Production must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which we will be operating.

2. IT IS DIFFICULT TO EVALUATE THE LIKELIHOOD THAT RESHOOT PRODUCTION WILL ACHIEVE OR MAINTAIN PROFITABILITY IN THE FUTURE.

Reshoot Production has prepared audited financial statements for the period ending December 31, 2009. Reshoot Production's ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to its ability to generate revenues or raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that Reshoot Production will ever be able to operate profitably or derive any significant revenues from its operations.

3. IF WE ARE NOT ABLE TO COMPETE EFFECTIVELY AGAINST LARGER ORGANIC PRODUCE PRODUCERS WITH GREATER RESOURCES, OUR PROSPECTS FOR FUTURE SUCCESS WILL BE JEOPARDIZED.

Reshoot Production faces intense competition from larger and more established competitors that may prevent the Company from ever becoming profitable under its current plan of operations. Management expects the competition to intensify in the future as the market for organically grown vegetable products develop and mature. Organic foods are grown on smaller farms. Pressures created by our competitors could negatively impact our business, results of operations and financial condition.

Many of Reshoot Production's potential retail competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, Reshoot Production competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors. Therefore, some of the Company's competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to product development. Increased competition may result in reduced operating margins, loss of market share and diminished value in Reshoot Production brands. There can be no assurance that Reshoot Production will be able to compete successfully against current and future competitors.

4.  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

In order to implement the aggressive business plan, management recognizes that additional staff will be required. No assurances can be given that Reshoot Production will be able to find suitable employees that can support its needs or that these employees can be hired on favorable terms. The current labor market is favorable for the Company, but we cannot predict our ability to hire and retain skilled labor as the economy improves, the labor market strengthens and competition increases labor costs.

5. THE COMPANY WILL, IN THE FUTURE, ISSUE ADDITIONAL COMMON SHARES, WHICH WOULD REDUCE INVESTORS' PERCENT OF OWNERSHIP AND MAY DILUTE OUR SHARE VALUE.

The future issuance of common stock may result in substantial dilution in the percentage of the Company's common stock held by our then existing
shareholders.   The Company may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

6. IF THE SUPPLY THE COMPANY'S PRODUCTS FAIL TO MEET REQUIREMENTS FOR QUALITY, QUANTITY AND TIMELINESS, THE COMPANY'S REVENUES AND REPUTATION IN THE MARKETPLACE COULD BE HARMED.

Reshoot Production's reliance on growing organic vegetables involves certain risks, including the following:

o  lack of direct control over production capacity and delivery schedules;
   and,

o lack of direct control over adverse weather conditions, and production costs

Any interruption in Reshoot Production's ability to effect the distribution of its products could result in delays in shipment, lost sales, limited revenue growth and damage to the Company's reputation in the market, all of which would adversely affect Reshoot Production's business.

7.  RESHOOT PRODUCTION MAY BE LIABLE FOR THE PRODUCTS SOLD.

There is no guarantee that the level of insurance coverage Reshoot Production secures will be adequate to protect the Company from risks associated with claims that exceed the level of coverage maintained. As a result of the Company's limited operations to date, no threatened or actual claims have been made upon us for product liability.

8.  ADVERSE WEATHER CAN EFFECT THE COMPANY'S PRODUCTION.

Severe weather conditions such as hurricanes, earthquakes or tornadoes, as well as other natural disasters, in areas in which the Company has green houses or distribution facilities may cause physical damage to the Company's properties, closure of one or more of the Company's distribution facilities, temporary disruption in the supply of products, disruption in the transport of goods, delays in the delivery of goods to the Company's distribution centers and a reduction in the availability of products in the Company's stores. In addition, adverse climate conditions and adverse weather patterns, such as drought or flood, that impact growing conditions and the quantity and quality of crops yielded by food producers may adversely affect the availability or cost of certain products within the grocery supply chain. Any of these factors may disrupt the Company's businesses and adversely affect the Company's financial condition and results of operations.

9. INABILITY TO SUCCESSFULLY MANAGE NATURAL CATASTROPHES SUCH AS INSECTS OR DISEASE WITH ORGANIC METHODS.

Natural catastrophes may include hail storms, floods, droughts, windstorms, earthquakes, fires, insect infestations, disease and other events, each of which tends to be unpredictable. Any event that tends to negatively affect the supply of organic vegetables, such as crop disease, could our prices and potentially harm the business. Such a shortage could require that we suspend operations which would have a material adverse effect on the financial returns on our produce investments.

10.  LOW-PRICED STOCKS MAY AFFECT THE RESELL OF OUR SHARES.

Penny Stock Regulations and Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 per share (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that is subject to the penny stock rules. Our stock has had a trading price of less than $5.00 per share and will likely be quoted at less than $5.00 per share after the anticipated forward split and is not traded on any listed exchanges. Therefore, the Company's stock is subject to the penny stock rules and investors may find it more difficult to purchase and/or sell their securities based on these limitations and regulations.

11. BECAUSE RESHOOT PRODUCTION HAS NEVER PAID DIVIDENDS ON ITS COMMON STOCK AND HAS NO PLANS TO DO SO FOR AT LEAST THE NEXT YEAR, THE ONLY RETURN ON YOUR INVESTMENT WILL COME FROM ANY INCREASE IN THE VALUE OF THE COMMON STOCK.

Since beginning Reshoot Production's current business, the Company has not paid cash dividends on the common stock and does not intend to pay cash dividends in the foreseeable future. Rather, the Company currently intends to retain future earnings, if any, to finance operations and expand the business, for at least the next twelve months. Therefore, any return on your investment would come only from an increase in the value of the Company's common stock.

Description of Property
-----------------------

Reshoot Production rents administrative offices at 4370 La Jolla Village Drive, Suite 400 San Diego CA 92122.


Legal Proceedings
----------------

The Company is not currently a party to any legal proceedings. From time to time, the Company may be involved in legal proceedings and claims arising out of the ordinary course of business.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.       Exhibit Description

10.2 Sales Agreement by and among Six L's Packing Company, Inc., Custom - Pak, Inc. and Reshoot Production Company, dated May 12, 2010.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Reshoot Production Co.
                                   ---------------------------
                                           Registrant

                                By: /s/ Marc Schechtman
                                ------------------------------------
                                Name:   Marc Schechtman
                                Title:  Director of Planning


Dated:  May 13, 2010